UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 10, 2025

WESTERN DIGITAL CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-08703	33-0956711
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5601 Great Oaks Parkway
San Jose
California	95119
(Address of Principal Executive Offices)	(Zip Code)

(408) 717-6000

(Registrant’s Telephone Number, Including Area Code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 Par Value Per Share	WDC	The Nasdaq Stock Market LLC
(Nasdaq Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02	Results of Operations and Financial Condition.

On January 16, 2025, Western Digital Corporation (the “Company”) announced that second fiscal quarter ended December 27, 2024 revenue is expected to be at the mid-point of the guidance range of $4.20 billion to $4.40 billion previously issued by the Company on October 24, 2024, with non-GAAP diluted earnings per share(1) at the lower end of the previously issued guidance range of $1.75 to $2.05 per share due to a more challenging pricing environment in the Company’s flash business.

In accordance with General Instruction B.2 of Form 8-K, the information in this Item 2.02 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Forward-Looking Statements

This Current Report on Form 8-K (this “Form 8-K”) contains forward-looking statements within the meaning of federal securities laws, including statements concerning the Company’s preliminary financial results for its second fiscal quarter ended December 27, 2024. These forward-looking statements are based on management’s current expectations and are subject to risks and uncertainties that could cause actual results to differ materially from those expressed or implied in the forward-looking statements. The preliminary financial results for the Company’s second fiscal quarter ended December 27, 2024 included in this Form 8-K represent the most current information available to management. The Company’s actual results may differ from these preliminary results as a result of the completion of the Company’s financial closing procedures, final adjustments, completion of the review by the Company’s independent registered accounting firm, and other developments that may arise between the filing date of this Form 8-K and the time that financial results for the second fiscal quarter ended December 27, 2024 are finalized and disclosed. Other risks and uncertainties that could cause actual results to differ materially from those expressed or implied in the forward-looking statements include: volatility in global economic conditions and demand for the Company’s products; operational, financial and legal challenges and difficulties inherent in implementing a separation of the Company’s HDD and Flash businesses; the final approval of the separation by the Company’s board of directors; inflation; increase in interest rates and economic recession; future responses to and effects of global health crises; the impact of business and market conditions; the outcome and impact of the Company’s announced separation transaction, including with respect to customer and supplier relationships, regulatory and contractual restrictions, stock price volatility and the diversion of management’s attention from ongoing business operations and opportunities; the impact of competitive products and pricing; the Company’s development and introduction of products based on new technologies and expansion into new data storage markets; risks associated with cost saving initiatives, restructurings, acquisitions, divestitures, mergers, joint ventures and the Company’s strategic relationships; difficulties or delays in manufacturing or other supply chain disruptions; hiring and retention of key employees; the Company’s level of debt and other financial obligations; changes to the Company’s relationships with key customers; compromise, damage or interruption from cybersecurity incidents or other data system security risks; actions by competitors; the Company’s ability to achieve its GHG emissions reduction and other ESG goals; the

(1)

Non-GAAP diluted earnings per share (“EPS”) is a non-GAAP measure defined as diluted net income per common share adjusted to exclude: stock-based compensation expense; business separation costs; charges related to a litigation matter; employee termination, asset impairment and other charges; expenses related to the Company’s strategic review; amortization of acquired intangible assets; other charges; and income tax adjustments.

The Company has not reconciled non-GAAP EPS to the most directly comparable GAAP measure (diluted net income per common share) because material items that impact this measure cannot be reasonably predicted until the Company completes its financial closing procedures for the second fiscal quarter ended December 27, 2024. Accordingly, a reconciliation of non-GAAP EPS to the corresponding GAAP financial measure is not available without unreasonable effort.

Non-GAAP EPS is not in accordance with, or an alternative for, measures prepared in accordance with GAAP and may be different from similar non-GAAP measures used by other companies. The Company believes the presentation of non-GAAP EPS provides useful information to investors for measuring the Company’s operating and earnings performance and comparing it against prior periods.

impact of international conflicts; risks associated with compliance with changing legal and regulatory requirements and the outcome of legal proceedings; and other risks and uncertainties listed in the Company’s filings with the Securities and Exchange Commission (the “SEC”), including the Company’s Annual Report on Form 10-K filed with the SEC on August 20, 2024, to which your attention is directed. You should not place undue reliance on these forward-looking statements, which speak only as of the date hereof, and the Company undertakes no obligation to update these forward-looking statements to reflect new information or events, except as required by law.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 10, 2025, Wissam Jabre, the Company’s Executive Vice President and Chief Financial Officer, notified the Company that he does not intend to continue in the role of Chief Financial Officer of the Company’s hard disk drive business following the previously announced separation of its flash business pursuant to a spin-off transaction (the “Separation”). Mr. Jabre is resigning from the Company to pursue other opportunities effective February 28, 2025, when the Company anticipates it will have completed the Separation. The Company has commenced a comprehensive search for the role of Chief Financial Officer of the Company’s hard disk drive business following the Separation.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Western Digital Corporation
(Registrant)

By:	/s/ Cynthia Tregillis
Cynthia Tregillis
Senior Vice President, Chief Legal Officer and Secretary

Date: January 16, 2025